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                                                                   EXHIBIT 10.06
                  Driveway Corporation 1997 Stock Option Plan
                          Notice of Stock Option Grant


          We are pleased to inform you that you have been selected by Driveway Corporation (the "Company") to receive the following Option to purchase Common Stock of the Company. The terms of the Option are as set forth in this Notice, the attached Stock Option Agreement and the Company's 1997 Stock Option Plan (the "Plan"):

        Name of Optionee:                       Chris Logan

        Total Number of Shares Granted:         1,172,714

        Type of Option:                         Incentive Stock Option

        Exercise Price Per Share:               $0.14

        Date of Grant:                          July 30, 1999

        Vesting Commencement Date:              June 14, 1999

        Vesting Schedule:                       This Option may be exercised
                                                immediately, in whole or in
                                                part, subject to the Company's
                                                right to repurchase shares
                                                acquired on exercise, which
                                                right shall lapse in accordance
                                                with the following schedule:
                                                2.0833% of the shares subject to
                                                the Option will vest one month
                                                after the Vesting Commencement
                                                Date and an additional 2.0833%
                                                of the shares subject to the
                                                Option shall vest after Optionee
                                                completes each full month of
                                                continuous employment or service
                                                thereafter; provided however,
                                                            ----------------
                                                that immediately prior to a
                                                Corporate Transaction (as
                                                defined in the Plan) in which
                                                the Company or stockholders of
                                                the Company receive as
                                                consideration in connection with
                                                such Corporate Transaction (as
                                                defined in the Plan) cash,
                                                securities or other assets (i)
                                                valued in excess of $75 million,
                                                then 25% of the portion of the
                                                then outstanding options that
                                                are not at that time vested
                                                shall become vested; or (ii)
                                                valued in excess of $250
                                                million, then 50% of the portion
                                                of the then outstanding options
                                                that are not at that time vested
                                                shall become vested.

        Expiration Date:                        July 29, 2009

By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and the Stock Option Agreement, both of which are attached to and made a part of this document.

OPTIONEE:                                       DRIVEWAY CORPORATION

/s/                                             By:    /s/
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Chris Logan                                     Title: Kent Jarvi
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